IDS Progressive Fund
1995 annual report
(prospectus enclosed)

(Icon of) shooting star

The goal of IDS Progressive Fund, Inc. is long-term growth of capital. The Fund invests primarily in undervalued common stocks.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by American Express Financial Advisors Inc.
PAGE 2
(icon of) shooting star

The power of patience

Everyone likes to get a bargain. In the investment world, bargains are known as "value" stocks -- stocks whose low prices don't reflect the true worth of their respective companies. In the case of Progressive Fund, the focus is on small-company value stocks, which can get overlooked as investors try to find a new "highflier." Many of these companies have already proved themselves in the marketplace and are financially sound, but their stocks are currently bargain-priced. Patient investors may benefit, however, when such stocks get rediscovered and eventually rise to their fair values.
PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1995 annual report

From the president                                  4
From the portfolio manager                          4
Ten largest holdings                                6
Making the most of your fund                        7
Long-term performance                               8
Independent auditors' report                        9
Financial statements                               10
Notes to financial statements                      13
Investments in securities                          21
IDS mutual funds                                   24
Federal income tax information                     27

1995 prospectus

The Fund in brief
Goal                                               3p
Types of Fund investments and their risks          3p
Manager and distributor                            3p
Portfolio manager                                  3p
Alternative purchase arrangements                  3p

Sales charge and Fund expenses                     4p

Performance
Financial highlights                               6p
Total returns                                      8p

Investment policies and risks
Facts about investments and their risks           10p
Alternative investment option                     13p
Valuing Fund shares                               13p

How to purchase, exchange or redeem shares
Alternative purchase arrangements                 14p
How to purchase shares                            17p
How to exchange shares                            20p
How to redeem shares                              20p
Reductions and waivers of the sales charge        24p

Special shareholder services
Services                                          28p
Quick telephone reference                         28p

PAGE 4
Distributions and taxes
Dividend and capital gain distributions           29p
Reinvestments                                     30p
Taxes                                             31p
How to determine the correct TIN                  32p

How the Fund is organized
Shares                                            33p
Voting rights                                     33p
Shareholder meetings                              33p
Directors and officers                            33p
Investment manager and transfer agent             35p
Distributor                                       36p

About American Express Financial Corporation
General information                               38p

Appendix
Descriptions of derivative instruments            39p

(This annual report is not part of the prospectus.)

PAGE 5
To our shareholders

(Picture of William Pearce)
William R. Pearce
President of the Fund

(Picture of Michael Garbisch)
Michael Garbisch
Portfolio manager

From the president

As I indicated in the Fund's previous reports, new agreements between the Fund and American Express Financial Corporation (AEFC) were approved by shareholders in November 1994. The new agreements became effective when the Fund began offering multiple classes of shares on March 20, 1995.

The advantage of offering more than a single class of shares is that investors may choose how they wish to pay sales charges. A portion of these charges compensates your American Express financial advisor (formerly called your IDS planner), who is committed to providing you with outstanding services.

Adding new classes of mutual fund shares does make the presentation of financial information in this report more complex. However, we will continue our effort to make the reports easier to read and understand. Meanwhile, your American Express financial advisor is available to answer your questions.

(signature)
William R. Pearce

From the portfolio manager

A very positive investment environment developed during the past 12 months, propelling the stock market to its best sustained advance in recent years. Although it was unable to keep up with the often-breakneck pace of the market as a whole, IDS Progressive Fund did provide shareholders with a total return well into double digits for the fiscal year (October 1994 through September 1995).

Unlike last year, stocks found conditions much to their liking in 1995. After stumbling in the opening months of the Fund's fiscal year, the market soon found itself facing an onslaught of good news: surprisingly strong corporate profits, an ongoing low inflation rate and falling long-term interest rates -- a winning formula for stocks if ever there was one.

Technology leads the way

During most of the ensuing months, growth stocks -- those of companies boasting above-average profit patterns -- exhibited the greatest gains. Within the growth group, technology stocks, buoyed by often-outstanding profit reports and investor enthusiasm related to growth opportunities within that industry, led the advance.
And, with the exception of a late-summer slump, that trend powered the market through the end of the Fund's fiscal year.

PAGE 6
To the disadvantage of this Fund in the past year, few technology stocks fit with our value-oriented investment style, which focuses on buying stocks of well-established, high-quality companies at bargain prices. (To be sure, there are a number of top-quality technology companies, but their stocks typically trade at premium prices and are subject to greater risk if the market changes course.) In addition, our higher-than-average cash reserve and poor-performing foreign stocks tempered the fund's return for the 12 months. At times, our more-conservative approach meant lagging behind the market's pace, but on other occasions it meant holding up better during slumps. But, all in all, it resulted in relatively consistent progress.

Biggest benefits

As for the positive factors influencing the Fund's performance, two stand out. First, we maintained a well-above-average exposure to stocks of financial services firms, particularly banks, savings and loans, and insurance companies. Thanks to falling long-term interest rates and a takeover trend in that industry, those stocks enjoyed generally excellent gains and provided the biggest boost to our portfolio. Also benefitting performance, but to a lesser degree, were our health-care holdings. As for portfolio shifts, we sharply reduced our holdings among retailers, which proved to be a disappointment during the past year.

Looking to the current fiscal year, although the environment appears to remain largely favorable, we don't expect the market, especially technology-related growth stocks, to repeat their recent exceptional performance. If that proves true, we think there's a good chance that the market's long-term trend of rewarding consistent, good-quality companies in a broad range of less-risky industries will reassert itself -- to the benefit of this Fund and its shareholders.

(signature)
Michael Garbisch

Class A
12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1995                      $7.66
Sept. 30, 1994                      $6.94
Increase                            $0.72

Distributions
Oct. 1, 1994 - Sept. 30, 1995
From income                         $0.32
From capital gains                  $0.10
Total distributions                 $0.42

Total return**                     +17.6%***

Class B
March 20, 1995 - Sept. 30, 1995
(All figures per share)

Net asset value (NAV)
Sept. 30, 1995                      $7.63
March 20, 1995*                     $6.88
Increase                            $0.75

Distributions
March 20, 1995* - Sept. 30, 1995
From income                         $   --
From capital gains                  $   --
Total distributions                 $   --

Total return**                     +10.9%***

Class Y
March 20, 1995 - Sept. 30, 1995
(All figures per share)

Net asset value (NAV)
Sept. 30, 1995                      $7.67
March 20, 1995*                     $6.88
Increase                            $0.79

Distributions
March 20, 1995* - Sept. 30, 1995
From income                         $   --
From capital gains                  $   --
Total distributions                 $   --

Total return**                     +11.5%***

   * Inception date.
  ** The prospectus discusses the effect of sales charges, if any, on the various classes.
 *** The total return is a hypothetical investment in the Fund with all distributions reinvested.
PAGE 8


IDS Progressive Fund, Inc.

Your Fund's ten largest holdings
(Pie chart)
The ten holdings listed here make up 19.14% of the Fund's net assets

__________________________________________________________________________________

                                                    Percent                   Value
                                     (of fund's net assets)  (as of Sept. 30, 1995)
__________________________________________________________________________________
Allied Group                                           2.18%             $7,532,500
A holding company, Allied provides
property-casualty insurance,
excess and surplus insurance,
investment services and data-processing.

Hormel Foods                                           2.13               7,385,000
This leading meat packer specializes in branded
meat products for the consumer market.

Ecolab                                                 2.08               7,182,500
Supplies cleansing agents and related products to
nonresidential markets.

Collective Bancorp                                     1.95               6,727,500
The largest publicly traded thrift institution in
New Jersey, operating more than 75 full-service
banking offices through its Collective
Bank Subsidiary.

American President                                     1.86               6,435,000
A leading operator of container ships deployed in
the trans-Pacific and intra-Asia markets.

Boston Scientific                                      1.85               6,393,750
Develops, manufactures, and markets
medical devices.

Enhance Financial Services Group                       1.83               6,336,550
Engages primarily in the reinsurance of financial
guaranties of municipal and asset-backed debt
obligations issued by monoline financial guaranty
insurers.

First American of Tennessee                            1.81               6,253,125
A bank holding company headquartered in
Nashville, Tennessee.

Miller (Herman) Inc.                                   1.73               5,995,000
A leader in the design and development of
furniture and furniture systems.

Lancaster Colony                                       1.72               5,950,000
Manufactures and markets specialty foods,
automotive products, glassware and candles.

PAGE 9
Making the most of your fund

Average annual total return
(as of Sept. 30, 1995)
Class A
1 year                      5 years                     10 years
+11.74%                     +13.43%                     +10.56%

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Sept. 30, 1995 were 5.80%, 5.98% and 11.53%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. figures for Class A and Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00
Feb          100          18            5.56
Mar          100          17            5.88
Apr          100          15            6.67
May          100          16            6.25
June         100          18            5.56
July         100          17            5.88
Aug          100          19            5.26
Sept         100          21            4.76
Oct          100          20            5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low

(arrow in table pointing to September) and fewer shares when the per share market price is high.
PAGE 10
You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

Your Fund's long-term performance

Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the fund or another fund.

Class A*
How your $10,000 has grown in IDS Progressive Fund

Average annual total return
(as of Sept. 30, 1995)              S&P 500
1 year   5 years   10 years       Stock Index
+11.74%  +13.43%   +10.56%
                                                       $27,305
                                                 Progressive Fund
$20,000                     Lipper Capital
                           Appreciation Fund

$9,500
              [graph plotting the relative performance of $9500 invested in each of the above]

'85   '86   '87   '88   '89   '90   '91   '92   '93   '94   '95

(The following three paragraphs appear in the margin next to the graph:)
Assumes: -Holding period from 9/30/85 to 9/30/95. -Returns do not reflect taxes payable on distributions. -Reinvestment of all income and capital gain distributions for the Fund, with a value of $15,528. Also see "Performance" in the Fund's current prospectus.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P companies are generally larger than those in which the Fund invests.

Lipper Capital Appreciation Fund Index, published by Lipper
Analytical Services, Inc., includes 30 funds that are generally similar to this Fund, although some funds in the index may have somewhat different investment policies or objectives.

* The graph above is for Class A only. Class B and Class Y are not shown. Total returns for Class A, Class B and Class Y for the
PAGE 11
  period from March 20, 1995 to Sept. 30, 1995 were +5.80%, +5.98%
  and +11.53%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Capital Appreciation Fund Index. In comparing Progressive Fund to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. If you were actually to buy either individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Independent auditors' report

The board of directors and shareholders
IDS Progressive Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Progressive Fund, Inc. as of September 30, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1995, and the financial highlights for each of the years in the ten-year period ended September 30, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Progressive Fund, Inc. at September 30, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended September 30, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
November 3, 1995
PAGE 13
                         Financial statements

                         Statement of assets and liabilities
                         IDS Progressive Fund, Inc.
                         Sept. 30, 1995

_____________________________________________________________________________________________________________

                         Assets
______________________________________________________________________________________________________________
Investments in securities, at value (Note 1)
   (identified cost $315,068,508)                                                                 $352,155,670
Dividends and accrued interest receivable                                                              738,322
Receivable for investment securities sold                                                              157,794
______________________________________________________________________________________________________________
Total assets                                                                                       353,051,786
_____________________________________________________________________________________________________________

                         Liabilities
_____________________________________________________________________________________________________________
Disbursements in excess of cash on demand deposit                                                    2,656,874
Payable for investment securities purchased                                                          4,383,627
Unrealized depreciation on foreign currency contracts
    held, at value (Notes 1 and 5)                                                                     163,618
Accrued investment management services fee                                                              11,919
Accrued distribution fee                                                                                   297
Accrued service fee                                                                                      3,276
Accrued transfer agency fee                                                                              3,029
Accrued administrative services fee                                                                      1,104
Other accrued expenses                                                                                  57,476
_____________________________________________________________________________________________________________
Total liabilities                                                                                   7,281,220
_____________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock                                                $345,770,566
_____________________________________________________________________________________________________________

                         Represented by
_____________________________________________________________________________________________________________
Capital stock -- authorized 10,000,000,000 shares of $.01 par value;                              $    451,447
Additional paid-in capital                                                                         287,809,140
Undistributed net investment income                                                                  4,462,680
Accumulated net realized gain (Note 1)                                                              16,121,424
Unrealized appreciation of investments and on translation
    of assets and liabilities in foreign currencies (Note 5)                                        36,925,875
_____________________________________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock                          $345,770,566
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares: Class A                                              $336,517,780
                                             Class B                                              $  7,426,638
                                             Class Y                                             $  1,826,148

Net asset value per share of outstanding capital stock: Class A shares 43,933,173                $       7.66
                                                        Class B shares    973,319                $       7.63
                                                        Class Y shares    238,188                $       7.67

See accompanying notes to financial statements.
PAGE 14
                          Financial statements

                          Statement of operations
                          IDS Progressive Fund, Inc.
                          Year ended Sept. 30, 1995
_____________________________________________________________________________________________________________
                          Investment income
_____________________________________________________________________________________________________________
Income:
Dividends (net of foreign taxes withheld of $60,294)                                               $ 5,267,637
Interest                                                                                             3,408,224
_____________________________________________________________________________________________________________
Total income                                                                                        8,675,861
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                   1,851,169
Distribution fee
  Class A                                                                                               99,784
  Class B                                                                                               13,312
Transfer agency fee                                                                                    555,996
Incremental transfer agency fee - Class B                                                                  452
Service fee
  Class A                                                                                              295,036
  Class B                                                                                                3,106
Administrative services fee                                                                            100,807
Compensation of directors                                                                                5,405
Compensation of officers                                                                                 2,649
Custodian fees                                                                                          85,171
Postage                                                                                                 17,667
Registration fees                                                                                       62,069
Reports to shareholders                                                                                 23,000
Audit fees                                                                                              20,940
Administrative                                                                                           3,854
Other                                                                                                    3,976
_____________________________________________________________________________________________________________
Total expenses                                                                                       3,144,393
    Earnings credits on cash balances (Note 2)                                                        (17,268)
_____________________________________________________________________________________________________________
Total net expenses                                                                                  3,127,125
_____________________________________________________________________________________________________________
Investment income -- net                                                                            5,548,736
_____________________________________________________________________________________________________________
                          Realized and unrealized gain -- net
_____________________________________________________________________________________________________________
Net realized gain on security and foreign currency transactions
   (including loss of $23,639 from foreign currency transactions) (Note 3)                          15,946,887
Net realized gain on expired option contracts written (Note 7)                                         151,395
_____________________________________________________________________________________________________________
Net realized gain on investments and foreign currency                                               16,098,282
Net change in unrealized appreciation or depreciation of investments and on
  translation of assets and liabilities in foreign currencies                                      29,110,171
_____________________________________________________________________________________________________________
Net gain on investments and foreign currency                                                       45,208,453
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                                               $50,757,189
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE 15

                          Financial statements

                          Statements of changes in net assets
                          IDS Progressive Fund, Inc.
                          Year ended Sept. 30,

_____________________________________________________________________________________________________________

                          Operations and distributions                                  1995              1994
_____________________________________________________________________________________________________________
Investment income -- net                                                        $  5,548,736      $  4,374,018
Net realized gain on investments and foreign currency                             16,098,282        13,141,048
Net change in unrealized appreciation or depreciation of investments
  and on translation of assets and liabilities in foreign currencies              29,110,171         2,581,623
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                              50,757,189        20,096,689
_____________________________________________________________________________________________________________
Distributions to shareholders from:
 Net investment income
   Class A                                                                        (5,046,235)       (3,704,818)
 Net realized gain
   Class A                                                                       (12,036,462)      (21,846,006)
_____________________________________________________________________________________________________________
Total distributions                                                              (17,082,697)      (25,550,824)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 4)
_____________________________________________________________________________________________________________
Proceeds from sales
   Class A shares (Note 2)                                                        51,297,752        53,896,886
   Class B shares                                                                  7,175,301                --
   Class Y shares                                                                  1,700,674                --
Reinvestment of distributions at net asset value
  Class A shares                                                                  16,744,777        25,069,312
Payments for redemptions
  Class A shares                                                                 (41,167,059)      (52,090,892)
  Class B shares (Note 2)                                                           (127,637)               --
  Class Y shares                                                                     (27,749)               --
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                            35,596,059        26,875,306
_____________________________________________________________________________________________________________

Total increase in net assets                                                      69,270,551        21,421,171

Net assets at beginning of year                                                 276,500,015       255,078,844
_____________________________________________________________________________________________________________
Net assets at end of year
  (including undistributed net investment income of
  $4,462,680 and $3,980,173)                                                    $345,770,566      $276,500,015
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 16
Notes to financial statements

IDS Progressive Fund, Inc.

___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying PAGE 17 an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index or interest rate futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing PAGE 18 service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $19,994 and accumulated net realized gain has been increased by $23,639 resulting in a net reclassification adjustment to decrease additional paid-in capital by $3,645.

Dividends to shareholders

An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.
___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement that ended March 19, 1995, the Fund paid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market Funds in the IDS MUTUAL
FUND GROUP and an individual annual asset charge of 0.23% of average daily net assets. The fee was adjusted upward or downward PAGE 19 by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Capital Appreciation Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment would have been zero. The adjustment decreased the fee by $46,276 for the year ended Sept. 30, 1995.
Also under the terms of a prior agreement, the Fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15 per shareholder account.

During the year ended Sept. 30, 1995, the Fund's custodian and transfer agency fees were reduced by $17,268 as a result of earnings credits from overnight cash balances.

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The performance incentive adjustment remains unchanged from the prior agreement.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents.
The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $865,475 for Class A and $721 for Class B for the year ended Sept. 30, 1995. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

The Fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded, but the Fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $2,586 for the year ended Sept. 30, 1995.
___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $156,256,104 and $155,968,494, respectively, for the year ended Sept. 30, 1995. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $11,600 for the year ended Sept. 30, 1995.

Income from securities lending amounted to $14,414 for the year ended Sept. 30, 1995. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

___________________________________________________________________
4. Capital share transactions

Transactions in shares of capital stock for the period indicated are as follows:

__________________________________________________________________________________________________
                                                       Year ended Sept. 30, 1995        Year ended
                                                                                           9/30/94
                                                Class A       Class B*      Class Y*       Class A
__________________________________________________________________________________________________
Sold                                          7,377,210        990,962       241,975     7,826,363
Issued for reinvested                         2,586,065             --            --     3,694,811
   distributions
Redeemed                                     (5,882,611)       (17,643)       (3,787)   (7,533,933)
__________________________________________________________________________________________________
Net increase                                  4,080,664        973,319       238,188     3,987,241
__________________________________________________________________________________________________
*Inception date was March 20,1995.

___________________________________________________________________
5. Foreign currency contracts

At Sept. 30, 1995, the Fund had entered into two foreign currency exchange contracts that obligate the Fund to deliver currency at a specified future date. The unrealized depreciation of $163,618 on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

PAGE 21
Exchange date    Currency to be    Currency to be       Unrealized
                      delivered          received     depreciation
___________________________________________________________________
Dec. 5, 1995          5,700,000         3,483,256         $ 91,174
                  Dutch Guilder       U.S. Dollar

Dec. 14, 1995         2,980,000         4,629,430           72,444
                  British Pound       U.S. Dollar
                                                          ________
                                                          $163,618

___________________________________________________________________
6. Illiquid securities

At Sept. 30, 1995, investments in securities included issues that are illiquid. The Fund currently limits investments in illiquid securities to 10% of the Fund's net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 1995, was $3,826,200 which represents 1.1% of net assets. Pursuant to guidelines adopted by the Fund's board of directors, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

___________________________________________________________________
7. Option contracts written

The number of contracts and premium amounts associated
           with option contracts written is as follows:

                               Year ended
                             Sept. 30, 1995
                        ________________________
                                 Calls

                       Contracts       Premium
________________________________________________
Balance Sept. 30, 1994    --          $    --
Opened                   1,250          151,395
Expired                 (1,250)        (151,395)
________________________________________________
Balance Sept. 30, 1995    --          $    --
________________________________________________

___________________________________________________________________
8. Financial highlights

"Financial highlights" showing per share data and selected ratio information is presented on pages 6 and 7 of the prospectus.

PAGE 22

                         Investments in securities

                         IDS Progressive Fund, Inc.                                           (Percentages represent value of
                         Sept. 30, 1995                                                   investments compared to net assets)

____________________________________________________________________________________________________________________________

Common stocks (81.9%)
____________________________________________________________________________________________________________________________
Issuer                                                                                   Shares                     Value(a)

_____________________________________________________________________________________________________________________________
Automotive & related (0.1%)
Tower Automotive                                                                          30,000 (b)              $   412,500
_____________________________________________________________________________________________________________________________
Banks and savings & loans (8.5%)
Collective Bancorp                                                                       260,000                     6,727,500
F&M Bancorp                                                                               37,100                       918,225
First Amer of Tennessee                                                                  145,000                     6,253,125
Mercantile Bancorp                                                                        90,000                     4,027,500
Southern Natl                                                                            217,500                     5,709,375
Standard Federal Bancorp                                                                 150,000                     5,850,000
                                                                                                                 ____________
Total                                                                                                               29,485,725
_____________________________________________________________________________________________________________________________
Building materials (2.2%)
Cameron Ashley                                                                           250,000 (b)                 2,375,000
Martin Marietta Materials                                                                270,700                     5,312,488
                                                                                                                  ____________
Total                                                                                                                7,687,488
_____________________________________________________________________________________________________________________________
Chemicals (3.0%)
Ecolab                                                                                   260,000                     7,182,500
Ethyl                                                                                    275,000                     3,059,375
                                                                                                                 ____________
Total                                                                                                               10,241,875
_____________________________________________________________________________________________________________________________
Computers & office equipment (4.4%)
Diebold                                                                                   63,500                     2,944,813
Exabyte                                                                                  275,000 (b)                 3,712,500
Solectron                                                                                125,000 (b)                 4,937,500
VMARK                                                                                    250,000 (b)                 3,781,250
                                                                                                                 _____________
Total                                                                                                               15,376,063
_____________________________________________________________________________________________________________________________
Energy (1.2%)
Murphy Oil                                                                               100,000                    4,000,000
_____________________________________________________________________________________________________________________________

See accompanying notes to investments in securities.

PAGE 23
Energy equipment & services (1.6%)
Production Operators                                                                     180,000                    5,535,000
_____________________________________________________________________________________________________________________________
Financial services (1.4%)
Sun Communities                                                                          180,000                    4,680,000
_____________________________________________________________________________________________________________________________
Food (3.7%)
Dean Foods                                                                               185,000                     5,272,500
Hormel Foods                                                                             280,000                     7,385,000
                                                                                                                 ____________
Total                                                                                                               12,657,500
_____________________________________________________________________________________________________________________________
Furniture & appliances (4.6%)
Ethan Allen Interiors                                                                    250,000 (b)                 5,375,000
Miller (Herman)                                                                          220,000                     5,995,000
Natl Presto Inds                                                                         103,000                     4,622,125
                                                                                                                  ____________
Total                                                                                                               15,992,125
_____________________________________________________________________________________________________________________________
Health care (4.2%)
Beckman Instruments                                                                      125,000                     3,781,250
Boston Scientific                                                                        150,000 (b)                 6,393,750
Cordis                                                                                    50,000 (b)                 4,237,500
                                                                                                                 ____________
Total                                                                                                               14,412,500
_____________________________________________________________________________________________________________________________
Health care services (0.5%)
United Wisconsin Services                                                                 72,600                    1,733,325
_____________________________________________________________________________________________________________________________
Industrial equipment & services (4.0%)
Alamo Group                                                                              200,000                     3,600,000
CLARCOR                                                                                  205,500                     4,829,250
Kaydon                                                                                   185,000                     5,457,500
                                                                                                                  ____________
Total                                                                                                               13,886,750
_____________________________________________________________________________________________________________________________
Industrial transportation (3.2%)
Amer President                                                                           220,000                     6,435,000
Kansas City Southern Inds                                                                100,500                     4,572,750
                                                                                                                  ____________
Total                                                                                                               11,007,750
_____________________________________________________________________________________________________________________________
Insurance (6.8%)
Allied Group                                                                             230,000                     7,532,500
Enhance Financial Services Group                                                         309,100                     6,336,550
Horace Mann Educators                                                                    180,000                     4,950,000
PennCorp Financial Group                                                                 200,000                     4,775,000
                                                                                                                 _____________
Total                                                                                                               23,594,050
_____________________________________________________________________________________________________________________________
Leisure time & entertainment (2.9%)
Carmike Cinemas                                                                          240,000 (b)                 5,280,000
Polaris Inds                                                                              35,000                     1,544,375
ShoLodge                                                                                 235,000 (b)                 3,172,500
                                                                                                                 _____________
Total                                                                                                                9,996,875
_____________________________________________________________________________________________________________________________
Metals (1.5%)
Cleveland-Cliffs                                                                         125,000                    5,140,625
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (4.3%)
Griffon                                                                                  600,000 (b)                 5,175,000
Lancaster Colony                                                                         175,000                     5,950,000
Zero                                                                                     222,400                     3,614,000
                                                                                                                  ____________
Total                                                                                                               14,739,000
_____________________________________________________________________________________________________________________________
Paper & packaging (4.0%)
Longview Fibre                                                                           240,000                     3,660,000
Rayonier                                                                                 150,000                     5,868,750
Shorewood Packaging                                                                      250,000 (b)                 4,343,750
                                                                                                                 ____________
Total                                                                                                               13,872,500
_____________________________________________________________________________________________________________________________
Restaurants & lodging (1.0%)
Buffets                                                                                  290,000 (b)                3,625,000
_____________________________________________________________________________________________________________________________
PAGE 24
Retail (3.0%)
Meyer (Fred)                                                                             200,000 (b)                 4,900,000
Rite Aid                                                                                 200,000                     5,600,000
                                                                                                                 ____________
Total                                                                                                               10,500,000
_____________________________________________________________________________________________________________________________
Utilities-electric (1.0%)
Sierra Pacific Resources                                                                 150,000                    3,431,250
_____________________________________________________________________________________________________________________________
Utilities-gas (2.6%)
Equitable Resources                                                                      170,000                     5,015,000
New Jersey Resources                                                                     153,900                     3,982,163
                                                                                                                  ____________
Total                                                                                                                8,997,163
_____________________________________________________________________________________________________________________________
Utilities-telephone (1.5%)
Century Telephone                                                                        175,000                    5,315,625
_____________________________________________________________________________________________________________________________
Foreign (10.7%)(c)
Boskalis                                                                                 128,347                     1,676,340
Charter Consolidated                                                                     116,949                     1,594,716
Concordia Paper Holdings                                                                 110,000 (b)                 1,388,750
Davis Service                                                                            390,000                     1,528,020
DeBeers Consolidated Mines ADR                                                           200,000                     5,450,000
Empresas ICA                                                                             150,000                     1,725,000
Kondor Wessels                                                                            47,500                     1,525,795
Kwik-Fit Holdings                                                                        600,000                     1,725,000
Leigh Interest                                                                           720,000                     1,797,120
Panamerican Beverages                                                                     66,000                     1,773,750
Polynorm                                                                                  13,020                     1,375,146
Powerscreen Intl                                                                         600,000                     3,412,800
Ranger Oil                                                                               700,000                     4,102,322
Renaissance Energy                                                                       100,000 (b)                 2,251,162
South China Morning Post                                                               3,000,000                     1,773,000
Tempest Reinsurance                                                                       30,000 (b,d)               3,826,200
                                                                                                                _____________
Total                                                                                                               36,925,121
_____________________________________________________________________________________________________________________________
Total common stocks
(Cost: $246,860,096)                                                                                              $283,245,810
_____________________________________________________________________________________________________________________________

Bond (1.0%)
______________________________________________________________________________________________________________________________
Issuer and coupon rate                                                                 Principal                      Value(a)
                                                                                         amount
_____________________________________________________________________________________________________________________________
Foreign (c)
Escom
(South African Rand)
11% 2008                                                                              16,250,000                 $  3,434,275
_____________________________________________________________________________________________________________________________
Total bond
(Cost: $2,732,827)                                                                                                $  3,434,275
_____________________________________________________________________________________________________________________________

Short-term securities (18.9%)
_____________________________________________________________________________________________________________________________
Issuer                                                      Annualized                Amount                         Value(a)
                                                             yield on                 payable
                                                              date of                    at
                                                             purchase                 maturity
____________________________________________________________________________________________________________________________
U.S. government agencies (1.7%)
Federal Home Loan Mtge Corp
Disc Note
10-02-95                                                       5.66%                  $3,200,000                  $  3,198,995
Federal Natl Mtge Assn
Disc Note
10-10-95                                                       5.69                    2,800,000                     2,795,598
                                                                                                                 _____________
Total                                                                                                                5,994,593
_____________________________________________________________________________________________________________________________
Commercial paper (17.2%)
Albertson's
10-31-95                                                       5.76                    3,500,000                     3,482,730

PAGE 25
Anheuser-Busch
10-17-95                                                       5.72                    3,100,000                     3,091,656
Bell Atlantic Network
Funding
10-20-95                                                       5.75                    4,300,000                     4,286,335
Campbell Soup
10-11-95                                                       5.73                    3,000,000                     2,994,766
Ciesco
10-30-95                                                       5.76                    3,700,000                     3,682,332
Corporate Asset Funding
10-03-95                                                       5.76                    5,300,000                     5,297,474
Fleet Funding
11-10-95                                                       5.84                    3,356,000 (e)                 3,333,832
General Electric Capital
10-24-95                                                       5.73                    2,300,000                     2,291,260
Goldman Sachs
10-19-95                                                       5.76                    3,500,000                     3,489,415
Metlife Funding
11-03-95                                                       5.80                    3,500,000                     3,480,927
PACCAR Financial
10-30-95                                                       5.76                    3,200,000                     3,184,720
Penney (JC) Funding
10-27-95                                                       5.73                    3,500,000                     3,485,038
PepsiCo
10-25-95                                                       5.77                    3,440,000                     3,426,264
SAFECO Credit
10-25-95                                                       5.75                    3,100,000                     3,087,686
Sandoz
10-26-95                                                       5.73                    3,000,000                     2,987,650
Sara Lee
11-06-95                                                       5.84                    2,300,000                     2,286,289
Siemens
10-04-95                                                       5.75                    2,600,000                     2,598,348
USL Capital
10-12-95                                                       5.77                    3,000,000                     2,994,270
                                                                                                                 _____________
Total                                                                                                               59,480,992
_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $65,475,585)                                                                                               $ 65,475,585
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $315,068,508)(f)                                                                                           $352,155,670
_____________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amount is denominated in the currency indicated.
(d) Identifies issues considered to illiquid (see Note 6 to the financial statements). Information concerning such holdings at Sept. 30, 1995, is as follows:

                                             Acquisition
    Security                                       date                   Cost
    ___________________________________________________________________________________
    Tempest Reinsurance                         09-13-93            $3,000,000

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  This security has been determined to be liquid under guidelines established by the board of directors.
(f) At Sept. 30, 1995, the cost of securities for federal income tax purposes was
    $315,068,508 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                 $44,815,259
    Unrealized depreciation                                                  (7,728,097)
    ____________________________________________________________________________________
    Net unrealized appreciation                                             $37,087,162
    ____________________________________________________________________________________

PAGE 26
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 27
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

PAGE 28
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

PAGE 29
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

PAGE 30
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Federal income tax information
IDS Progressive Fund, Inc.

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS Progressive Fund, Inc.
Fiscal year ended Sept. 30, 1995

Class A
Income distribution
taxable as dividend income,
56.90% qualifying for deduction by corporations.

Payable date                  Per share

Dec. 30, 1994                  $0.31771

Capital gain distribution
taxable as long-term capital gain.

Payable date                  Per share

Dec. 30, 1994                  $0.10566

Total distributions            $0.42337

The distribution of $0.42337 per share, payable Dec. 30, 1994, consisted of $0.12500 derived from net investment income, $0.19271 from net short-term capital gains (a total of $0.31771 taxable as dividend income) and $0.10566 from net long-term capital gains. PAGE 32
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS Progressive Fund, Inc.
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 33
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in a blue strip at the
                                         top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.